UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2026

Lumentum Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131

(Address of Principal Executive Offices, including Zip Code)

(408) 546-5483

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 2, 2026, Lumentum Holdings Inc. (the “Company”) completed the issuance and sale of 2,876,415 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) to NVIDIA Corporation (“NVIDIA”), pursuant to a Securities Purchase Agreement between the parties (the “Purchase Agreement”), dated as of March 2, 2026. The shares of Series A Preferred Stock were sold at a price of $695.31 per share for an aggregate purchase price of $2,000,000,000 in cash (the “Transaction”). The shares of Series A Preferred Stock were issued and sold to NVIDIA in a private placement relying upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 as a transaction not involving a public offering.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2026, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware (the “Certificate of Designation”) in connection with the Transaction. The Certificate of Designation provides for the issuance of up to 2,876,415 shares of Series A Preferred Stock. The following is a description of the material terms of the Certificate of Designation.

Conversion. The Series A Preferred Stock will convert on a one-for-one basis into shares of the Company’s common stock (the “Common Stock”) (i) at the option of the holder, provided, that, no holder may exercise this conversion right until the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder or (ii) automatically immediately before the closing of a qualified sale. The Certificate of Designation defines qualified sale as the bona fide sale of the Series A Preferred Stock to the Company or a non-affiliate of the holder.

Dividends. Each holder of Series A Preferred Stock will be entitled to receive dividends in the same manner as holders of Common Stock, as determined on an as-converted basis, assuming all outstanding shares of Series A Preferred Stock have converted pursuant to the terms of the Certificate of Designation as of immediately prior to the record date of the applicable dividend.

Voting Rights. Other than with respect to the election of directors, for which the Series A Preferred Stock will not be entitled to vote, holders of Series A Preferred Stock will vote together with holders of the Common Stock on an as-converted basis. The Company may not alter or change adversely the powers, preferences or rights of the Series A Preferred Stock or alter or amend the Certificate of Designation without the affirmative vote or consent of a majority of the outstanding shares of Series A Preferred Stock.

Dissolution, Liquidation or Winding Up. In connection with a dissolution, liquidation or winding up of the Company, distributions to the stockholders of the Company shall be made among the holders of Series A Preferred Stock and Common Stock pro rata in proportion to number of shares held by each such holder. All shares of Series A Preferred Stock shall be treated as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such event.

No Preemptive or Redemption Rights. The holders of Series A Preferred Stock have no preemptive or redemption rights.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, which is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The joint press release issued by the Company and NVIDIA, dated March 2, 2026, announcing, among other things, the private placement pursuant to the Purchase Agreement and a strategic partnership to develop state of the art optics technology is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the Transaction and other information related to the Transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication may include, but are not limited to, (i) expectations regarding the expected benefits of the Transaction, (ii) expectations and beliefs with respect to customers, (iii) expectations regarding the industry in which the Company operates and trends in such industry and related technologies, and (iv) the expected impact of the Transaction on the Company’s business and financial results. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include risks pertaining to the relationship between the Company and NVIDIA; the risk of litigation and/or regulatory actions related to the Transaction; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recently Quarterly Report on Form 10-Q for the quarter ended December 27, 2025 as well as other filings made by the Company with the SEC from time to time and available at www.sec.gov. Any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of the date of they were made. The Company undertakes no obligation to update these statements as a result of new information or future events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation

99.1	Joint Press Release issued by Lumentum Holdings Inc. and NVIDIA Corporation, dated March 2, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL documents)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Jae Kim
	Name:	Jae Kim
	Title:	Senior Vice President, General Counsel and Secretary

March 2, 2026